UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 4, 2026

SILICON LABORATORIES INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-29823	74-2793174
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 West Cesar Chavez, Austin, TX	78701
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 416-8500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	SLAB	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Exchange Act of 1934. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On February 4, 2026, Silicon Laboratories Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Texas Instruments Incorporated, a Delaware corporation (“Parent”), and Caldwell Merger Corp., a Delaware and wholly-owned direct subsidiary of Parent (“Merger Subsidiary”), pursuant to which Merger Subsidiary will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly-owned direct subsidiary of Parent (the “Surviving Corporation”). Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein have the meanings set forth in the Merger Agreement.

The board of directors of the Company (the “Board”) has unanimously approved the Merger Agreement and resolved to recommend adoption of the Merger Agreement to the Company’s stockholders.

Effect on Capital Stock

At the effective time of the Merger (the “Effective Time”), each share of Common Stock, par value $0.0001 per share, of the Company (“Company Common Stock”) outstanding as of immediately prior to the Effective Time (other than dissenting shares or any shares of Company Common Stock held by the Company as treasury stock or owned by Parent or any Subsidiary of the Company or Parent (including Merger Subsidiary)) will be cancelled and cease to exist and converted into the right to receive $231.00 in cash, without interest (the “Merger Consideration”).

Treatment of Company Equity Awards and Employee Stock Purchase Plan

As of the Effective Time, and conditioned upon its occurrence, each outstanding Company RSU that is (a) vested but not yet settled as of immediately prior to the Effective Time, (b) by its terms becomes vested as a result of the occurrence of the consummation of the Merger or (c) is held by a non-employee member of the Company Board or a member of the Technical Advisory Board as of immediately prior to the Effective Time (collectively, the “Company Accelerated RSUs”) will automatically: (i) to the extent not vested, become fully vested, and (ii) whether payable in cash or shares of Company Common Stock, be cancelled, with the former holder of such cancelled Company Accelerated RSU becoming entitled to receive an amount in cash, without interest, equal to the product of (A) the Merger Consideration multiplied by (B) the applicable number of shares of Company Common Stock subject to such Company Accelerated RSU (the “Company Accelerated RSU Merger Consideration”). Parent will cause the Surviving Corporation to pay the Company Accelerated RSU Merger Consideration, without interest and subject to deduction for any required withholding, within five days of the Closing Date.

As of the Effective Time, and conditioned upon its occurrence, each outstanding Company RSU, other than a Company Accelerated RSU (each, a “Converted RSU”), will automatically be assumed by Parent and converted into a restricted stock unit award denominated in shares of Parent Common Stock. Each Converted RSU will continue to have and be subject to the same terms and conditions as were applicable to such Company RSU immediately before the Effective Time (including vesting conditions and dividend equivalent rights), except that: (a) each Converted RSU will cover that number of shares of Parent Common Stock equal to the product (rounded down to the nearest whole number) of (i) the number of shares of Company Common Stock underlying such Company RSU and (ii) the Conversion Ratio; and (b) each Converted RSU will be subject to such terms and conditions that become operative and applicable pursuant to its terms in connection with the consummation of the Merger.

As of immediately prior to the Effective Time, and conditioned upon its occurrence, each outstanding Company PSU will automatically: (a) to the extent not vested, become fully vested, provided that any performance conditions applicable to such award will be deemed satisfied at target performance levels, or, to the extent the applicable achieved performance level is greater than the target performance level, the Company has the right to determine that the Company PSUs will be deemed satisfied at the applicable greater actual performance levels, determined as of a date selected by the Company within the 30-day period immediately prior to the Effective Time, and (b) be cancelled and converted into the right to receive an amount in cash, without interest, equal to the product of (i) the Merger Consideration multiplied by (ii) the applicable number of Earned Units subject to the Company PSU (the “Company PSU Merger Consideration”). Parent will cause the Surviving Corporation or its applicable employing subsidiary to pay the Company PSU Merger Consideration, without interest and subject to deduction for any required withholding, within five days of the Closing Date.

The Board has resolved that (a) with respect to any outstanding Main Offering Period(s) under the Company ESPP as of the Agreement Date, no participant in the Company ESPP may increase the percentage amount of his or her payroll deduction election in effect on the Agreement Date for such Main Offering Period and no new participants may participate in such Main Offering Period; (b) no new Main Offering Period will be commenced under the Company ESPP on or after the Agreement Date; (c) any such Main Offering Period under the Company ESPP that does not end prior to the Effective Time will terminate and a Purchase Date (as such term is defined in the Company ESPP) will occur under the Company ESPP on the applicable date determined by the Board (or, if applicable, any committee thereof administering the Company ESPP or its designee) that occurs prior to the Effective Time with respect to such Main Offering Period, in which case any shares of Company Common Stock purchased pursuant to such Main Offering Period will be treated the same as all other shares of Company Common Stock, and will be cancelled at the Effective Time and converted into the right to receive the Merger Consideration in accordance with the terms of the Merger Agreement; and (d) immediately prior to, and subject to the occurrence of the Effective Time, the Company ESPP will terminate.

Representations, Warranties and Covenants

The Merger Agreement includes customary representations, warranties and covenants, including, among others, a covenant by the Company to use commercially reasonable efforts to, and cause the Company Subsidiaries to use commercially reasonable efforts to, (a) conduct its and their respective businesses in the ordinary course in all material respects during the interim period between the execution of the Merger Agreement and the consummation of the Merger and (b) preserve intact in all material respects its and their respective current business organizations, keep available the services of its and their respective key employees and maintain in all material respects its and their respective relations and goodwill with material customers, distributors, suppliers, vendors, licensors, licensees, governmental authorities, and other persons having material business relationships with the Company or the Company Subsidiaries. The Company has also agreed not to engage in certain specified actions during that period unless (a) expressly required or permitted by the Merger Agreement, (b) required by applicable law, (c) disclosed in the disclosure schedules delivered by the Company to Parent concurrently with execution of the Merger Agreement or (d) consented to in writing in advance by Parent (such consent not be unreasonably withheld, conditioned or delayed).

Parent and the Company have also agreed to use reasonable best efforts to take all actions necessary (subject to certain exceptions) to consummate the Merger, including cooperating to obtain the regulatory approvals necessary to complete the Merger.

No Shop

The Merger Agreement provides for customary “no-shop” restrictions under which the Company and its representatives are generally prohibited from, subject to customary exceptions, (a) soliciting proposals relating to alternative acquisition transactions, (b) participating in any discussions or negotiations with third parties regarding alternative acquisition transactions, (c) providing any person with information with the intent to encourage or facilitate an alternative acquisition transaction or (d) approving or entering into any letter of intent or similar contract relating to an alternative acquisition transaction. The Company has further agreed to cease and cause to be terminated any existing discussions or negotiations, if any, with regard to alternative acquisition transactions.

Closing Conditions

The obligation of the parties to consummate the Merger is subject to customary closing conditions, including (a) the absence of certain legal restraints, (b) the expiration or termination of the required waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the approval of the Merger under certain other antitrust and foreign direct investment laws, and (c) the approval by the holders of a majority of the voting power of the outstanding shares of Company Common Stock entitled to vote on the Merger.

The obligation of Parent and Merger Subsidiary to consummate the Merger is subject to the satisfaction of additional customary closing conditions, including (a) the Company having performed, or complied with, in all material respects its agreements, covenants and other obligations required to be performed or complied with by under the Merger Agreement at or prior to the Closing, (b) the representations and warranties of the Company being true and correct (subject in certain instances to materiality qualifiers), and (c) there being no continuing Company Material Adverse Effect.

The obligation of the Company to consummate the Merger is subject to the satisfaction of additional customary closing conditions, including (a) Parent and Merger Subsidiary having performed, or complied with, in all material respects all of their respective agreements, covenants and obligations required to be performed or complied with by each of them under the Merger Agreement at or prior to the Closing, and (b) the representations and warranties of Parent and Merger Subsidiary being true and correct (subject in certain instances to materiality qualifiers).

The parties anticipate the Merger to close in the first half of 2027, subject to, among other conditions, approval by the Company’s stockholders and receipt of required regulatory approvals.

Termination

The Merger Agreement contains customary termination rights, including (a) by either the Company or Parent if the Merger is not consummated by February 4, 2027, which date may be extended to August 4, 2027 and to February 4, 2028, in each case, under certain circumstances relating to regulatory approvals (the “Termination Date”), (b) by either the Company or Parent if the Company fails to obtain the requisite approval of its stockholders, (c) by either the Company or Parent if any Legal Restraint permanently restraining, enjoining or otherwise prohibiting consummation of the Merger becomes final and nonappealable, (d) by either the Company or Parent if the other party materially breaches or fails to perform any of its representations, warranties or covenants contained in the Merger Agreement such that the applicable conditions to closing would not be satisfied, subject to in certain cases to the right of the breaching party to cure the breach, (e) by the Company to accept a Superior Proposal and (f) by Parent if the Board effects a Change of Recommendation. Parent and the Company may also terminate the Merger Agreement by mutual written consent. The termination rights are also subject to certain customary exceptions as specified in the Merger Agreement.

Upon termination of the Merger Agreement, the Company, under specified circumstances, including termination by the Company to accept a Superior Proposal or termination by Parent if the Board effects a Change of Recommendation, will be required to pay to Parent a termination fee of $259,000,000. Additionally, Parent, under specified circumstances, including termination due to any Legal Restraint (solely to the extent such Legal Restraint relates to any Regulatory Law) permanently enjoining consummation of the Merger or failure to receive certain required regulatory approvals by the Termination Date (in each case, if all other conditions to closing have been satisfied or waived, other than conditions that by their nature are to be satisfied at the Closing), will be required to pay the Company a termination fee of $499,000,000.

Description of Merger Agreement Not Complete

The foregoing description of the Merger Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

The Merger Agreement and the above description have been included to provide investors and security holders with information regarding the terms of the Merger Agreement. They are not intended to provide any other factual information about the Company, Parent or Merger Subsidiary. The representations, warranties, covenants and other agreements contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates; were solely for the benefit of the parties to the Merger Agreement; and may be subject to limitations agreed upon by the parties, including being qualified and modified by confidential disclosures made by each contracting party to the other for the purposes of allocating contractual risk between them. Investors should be aware that the representations, warranties, covenants and other agreements or any description thereof may not reflect the actual state of facts or condition of the Company, Parent or Merger Subsidiary. Moreover, information concerning the subject matter of the representations, warranties, covenants and other agreements may change after the date of the Merger Agreement. Further, investors should read the Merger Agreement not in isolation, but only in conjunction with the other information that the Company includes in reports, statements and other filings it makes with the Securities and Exchange Commission (the “SEC”).

Item 7.01.	Regulation FD Disclosure.

On February 4, 2026, the Company and Parent issued a joint press release announcing the entry into the Merger Agreement. A copy of such press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.

Additional Information and Where to Find It

In connection with the proposed transaction, the Company plans to file a proxy statement with the SEC with respect to a special meeting of stockholders for purposes of obtaining stockholder approval of the proposed transaction. This Current Report on Form 8-K is not a substitute for the proxy statement or any other document that the Company may file with the SEC. The definitive proxy statement (when available) will be sent or given to the stockholders of the Company and will contain important information about the proposed transaction and related matters. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Stockholders and investors will be able to obtain free copies of the proxy statement and other relevant materials (when available) and other documents filed by the Company at the SEC’s website at www.sec.gov. Copies of the proxy statement (when available) and the filings that will be incorporated by reference therein may also be obtained, without charge, by contacting the Company’s Investor Relations at investor.relations@silabs.com or (512) 416-8500.

Participants in the Solicitation

The Company, Parent and their respective directors and executive officers may be deemed, under SEC rules, to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding the Company’s directors and executive officers is available in (a) the Company’s Annual Report on Form 10-K for the fiscal year ended December 28, 2024, including under the headings “Item 10. Directors, Executive Officers and Corporate Governance,” “Item 11. Executive Compensation,” “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and “Item 13. Certain Relationships, Related Transactions, and Director Independence,” which was filed with the SEC on February 4, 2025, and can be found at www.sec.gov; (b) the Company’s definitive proxy statement for its 2025 annual meeting of stockholders, which was filed with the SEC on March 12, 2025, under the headings “Proposal One: Election of Directors,” “Ownership of Securities,” “Executive Officers,” and “Compensation Discussion and Analysis,” and can be found at www.sec.gov; and (c) subsequently filed Current Reports on Form 8-K and Quarterly Reports on Form 10-Q. To the extent holdings of the Company’s securities by its directors or executive officers have changed since the amounts set forth in the Company’s proxy statement for its 2025 annual meeting of stockholders, such changes have been or will be reflected on Forms 3, 4 and 5, filed with the SEC (which can be found at www.sec.gov). Copies of the documents filed with the SEC by the Company will be available free of charge through the website maintained by the SEC and at the Company’s website at https://investor.silabs.com/.

Information regarding Parent’s directors and executive officers is available in (a) Parent’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, including under the headings “ITEM 10. Directors, executive officers and corporate governance,” “ITEM 11. Executive compensation,” “ITEM 12. Security ownership of certain beneficial owners and management and related stockholder matters” and “ITEM 13. Certain relationships and related transactions, and director independence,” which was filed with the SEC on February 14, 2025, and can be found at www.sec.gov; (b) Parent’s definitive proxy statement for its 2025 annual meeting of stockholders, which was filed with the SEC on March 5, 2025, under the headings “Election of directors,” “Executive compensation,” and “Security ownership of directors and management,” and can be found at www.sec.gov; and (c) subsequently filed Current Reports on Form 8-K and Quarterly Reports on Form 10-Q. To the extent holdings of Parent’s securities by its directors or executive officers have changed since the amounts set forth in Parent’s proxy statement for its 2025 annual meeting of stockholders, such changes have been or will be reflected on Forms 3, 4 and 5, filed with the SEC (which can be found at www.sec.gov). Copies of the documents filed with the SEC by Parent will be available free of charge through the website maintained by the SEC at www.sec.gov and at Parent’s website at https://investor.ti.com/.

Other information regarding the participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be set forth in the Company’s definitive proxy statement and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors and stockholders should read the proxy statement carefully when it becomes available before making any voting or investment decisions. Copies of these documents may be obtained, free of charge, from the sources indicated above.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Rule 175 promulgated thereunder, Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder. Such statements include statements concerning anticipated future events and expectations that are not historical facts. Any statements about Parent’s or the Company’s plans, objectives, expectations, strategies, beliefs, or future performance or events constitute forward-looking statements. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “plan,” “predict,” “project,” “forecast,” “guidance,” “goal,” “objective,” “prospects,” “possible” or “potential,” by future conditional verbs such as “assume,” “will,” “would,” “should,” “could” or “may,” or by variations of such words or by similar expressions or the negative thereof. Such forward-looking statements include but are not limited to statements about the benefits of the proposed transaction, including future financial and operating results, Parent’s or the Company’s plans, objectives, expectations and intentions, the expected timing of completion of the proposed transaction and other statements that are not historical facts. Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors, including, without limitation: (a) risks related to the consummation of the proposed transaction, including the risks that (i) the proposed transaction may not be consummated within the anticipated time period, or at all, (ii) the parties may fail to obtain Company stockholder approval of the Merger Agreement, (iii) the parties may fail to secure the termination or expiration of any waiting period applicable under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, or obtain other required governmental and regulatory approvals, and (iv) other conditions to the consummation of the proposed transaction under the Merger Agreement may not be satisfied; (b) the effects that any termination of the Merger Agreement may have on the Company or Parent and their respective businesses, including the risk that the Company’s or Parent’s stock price may decline significantly if the proposed transaction is not completed; (c) the effects that the announcement or pendency of the proposed transaction may have on the Company or Parent and their respective businesses, including the risks that as a result (i) the Company’s or Parent’s business, operating results or stock price may suffer, (ii) the Company’s or Parent’s current plans and operations may be disrupted, (iii) the Company’s or Parent’s ability to retain or recruit key employees may be adversely affected, (iv) the Company’s or Parent’s business relationships (including, customers and suppliers) may be adversely affected, or (v) the Company’s or Parent’s management’s or employees’ attention may be diverted from other important matters; (d) the effect of limitations that the Merger Agreement places on the Company’s ability to operate its business, return capital to stockholders or engage in alternative transactions; (e) the nature, cost and outcome of pending and future litigation and other legal proceedings, including any such proceedings related to the proposed transaction and instituted against the Company and others; (f) the risk that the proposed transaction and related transactions may involve unexpected costs, liabilities or delays; (g) other economic, business, competitive, legal, regulatory, and/or tax factors, including the impact of the current global memory chip shortage; and (h) other factors described in the reports of (i) the Company filed with the SEC, including but not limited to the risks described in the Company’s Annual Report on Form 10-K for its fiscal year ended December 28, 2024, which was filed with the SEC on February 4, 2025, and the Company’s Quarterly Reports on Form 10-Q, and that are otherwise described or updated from time to time in the Company’s other filings with the SEC and (ii) Parent filed with the SEC, including but not limited to the risks described in Parent’s Annual Report on Form 10-K for its fiscal year ended December 31, 2024, which was filed with the SEC on February 14, 2025, and Parent’s Quarterly Reports on Form 10-Q, and that are otherwise described or updated from time to time in other filings with the SEC. All forward-looking statements attributable to the Company or Parent, or persons acting on the Company’s or Parent’s behalf, are expressly qualified in their entirety by this cautionary statement. Further, each of the Company and Parent disclaims any obligation to update the information in this Current Report on Form 8-K or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments, except as otherwise required by law. Stockholders are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of February 4, 2026, by and among Texas Instruments Incorporated, Caldwell Merger Corp. and Silicon Laboratories Inc.

99.1**	Press Release, dated February 4, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Schedules to this exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K as they contain information that is both not material and of the type that the registrant treats as private or confidential. The registrant agrees to supplementally furnish an unredacted copy of this exhibit, including any schedule hereto, to the SEC upon its request; however, the registrant may request confidential treatment of such unredacted copy.

**	Furnished, not filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SILICON LABORATORIES INC.

Date: February 4, 2026	By:	/s/ Dean Butler
	Name:	Dean Butler
	Title:	Senior Vice President and Chief Financial Officer (Principal Financial Officer)